UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009

eOn Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26399	62-1482176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

185 Martinvale Lane San Jose, CA	95119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-694-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective April 1, 2009, the Company completed the acquisition of Cortelco Systems Holding Corp. (“Cortelco”) for up to $11,000,000 in cash, with the timing and amount of the cash payments based upon future earnings of Cortelco. David Lee, Chairman and CEO of eOn, is the Chairman and the controlling shareholder of Cortelco. Attached as an exhibit to this 8-K is a press release summarizing the terms of the acquisition. A copy of the amended and restated Merger Agreement among the Company, Cortelco, and a wholly-owned subsidiary of the Company, setting forth the terms and conditions of the acquisition, was filed as an exhibit to the Company’s 8-K dated as of December 12, 2008.

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit
99.1	Press release dated April 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2009

EON COMMUNICATIONS CORPORATION

By:	/s/ Stephen R. Bowling
Stephen R. Bowling
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press release dated April 1, 2009.